Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
Debt
7. Debt
Convertible Notes
From 2016 to 2021, Old Clarus issued several convertible notes (the “Convertible Notes”) pursuant to which Old Clarus borrowed an aggregate of $82.3 million from existing investors and related parties. All Convertible Notes accrued interest at a rate of 8% compounded daily and had a maturity date of March 1, 2025. The Convertible Notes contained various conversion features. The Company recorded the notes at the original issuance price, net of the conversion feature discount. The conversion feature discount was accreted to the face value of the notes over the period from the issuance date until the conversion date, offset against interest expense.
At the Effective Time, all principal and accrued interest under Old Clarus’ convertible notes and Old Clarus’ outstanding warrants immediately prior to the Effective Time converted into 8,529,846 shares of the Company’s common stock. As such, there are no Convertible Notes outstanding on September 30, 2021.
As of December 31, 2020, the carrying value of the Convertible Notes consisted of (in thousands):

December 31,
2020
Principal amount	$61,300
Accrued and unpaid interest	17,287
Unamortized debt discount	(676)

Total	$77,911

In March 2021, upon an investor’s decision to not participate in the next round of Convertible Notes, pursuant to the Convertible Notes’ provisions, $3.4 million of the investor’s Convertible Notes converted into 747,451 shares of Series D Preferred Stock and such Series D Preferred Stock issued as a result of this conversion was converted into Old Clarus common stock. At the date of conversion, the outstanding principal and accrued interest on the Convertible Notes were $2.6 million and $0.8 million, respectively.
The Company recognized interest expense of $1.5 million during the three months ended September 30, 2021 and 2020, respectively. The Company recognized interest expense of $4.9 million and $4.5 million during the nine months ended September 30, 2021 and 2020, respectively.
Senior Secured Notes
The carrying value of the Company’s senior secured notes consisted of the following (in thousands):

	September 30,	December 31,
	2021	2020
Principal amount	$43,125	$50,000
Accrued and unpaid interest	1,234	1,278
Unamortized debt discount	(8,062)	(9,376)

Total	$40,339	$41,902

On March 12, 2020, Old Clarus issued and sold senior secured notes to certain lenders not related to
the Company. The aggregate principal amount of the senior secured notes was $50.0 million and Old Clarus received $42.7 million in net proceeds after deducting transaction expenses of $4.4 million and prepaid interest of $2.9 million.
In the second quarter of 2021, Old Clarus added two additional notes to the principal senior secured notes balance, the PIK Note (as defined and further described below) and the Indenture Note (as defined and further described below), totaling $8.1 million. In the third quarter of 2021, the Company added one additional note to the principal senior secured notes balance, the Second Indenture Note (as defined and further described below), totaling $3.6 million.
As part of the Merger (as further described in Note 1), $10.0 million of the principal on the senior secured notes and certain royalty rights were exchanged for an 1,500,000 shares of the Company’s common stock and converted at a price of $10.20 per share. Further, under a share allocation agreement entered into by Blue Water and Old Clarus on September 1, 2021, as part of the Merger, an additional 405,000 shares of the Company’s common stock were allocated to the senior secured noteholders (which included 270,000 shares reallocated from Old Clarus’s equity holders and 135,000 shares that were transferred from the Sponsor pursuant to the share allocation agreement), and converted at a price of $10.20 per share. Further, an additional $5.0 million of the principal of the senior secured notes balance associated with the Indenture Note and $3.6 million of the principal of the senior secured notes balance associated with the Second Indenture Note, plus related accrued interest, were exchanged for an aggregate 882,318 shares of the Company’s common stock, which converted at a price of $10.00 per share.
As a result of the exchange of the principal on the senior secured notes and certain royalty rights for shares of the Company’s common stock, the Company wrote off $18.6 million of principal associated with the senior secured notes, $1.5 million of the remaining unamortized debt discount associated with the senior secured notes, and the full carrying value of $11.5 million associated with royalty rights obligation. The Company recorded a gain of approximately $0.3 million during the period ending September 30, 2021 as a result of the extinguishment, representing the difference between the carrying value of the debt exchanged and the value of the shares converted based on the conversion price.
The senior secured notes bear interest at 12.5% and specify semiannual payments on March 1 and September 1 and have a maturity date of March 1, 2025. The first two years provide for interest-only payments with principal payment beginning in 2022. The senior secured notes are governed by an indenture, dated as of March 12, 2020, between Old Clarus and the investors. The interest rate will increase to 14.50% for overdue installments in the event of default. In addition to liquidation preference, the senior secured notes contain a lien on all assets of Old Clarus.
Future principal payments of the senior secured notes are as follows (in thousands):

Years ended December 31,	Amount
2021 (remaining 3 months)	$—
2022	6,000
2023	15,125
2024	14,000
2025	8,000

Total	$43,125

The senior secured notes had a detachable royalty feature under which the lenders were to receive a royalty of 0.56% to 1.67% on net sales beginning in 2021, with the royalty obligation continuing until the lenders receive total royalty payments of approximately $24.2 million. The value assigned to royalty rights was recorded as a debt discount to the Notes and is amortized to interest expense over the life of the notes. For the three months ended September 30, 2021 and 2020, the Company recorded $0.7 million and $0.6 million, respectively, of interest expense associated with the royalty rights. For the nine months ended September 30, 2021 and 2020 the Company recorded $2.2 million and $1.4 million, respectively, of interest expense associated with the royalty rights. The royalty obligation had a fair value of $7.9 million at issuance in March of 2020. Pursuant to the Merger Agreement and conversion terms, no royalty obligation exists as of September 30, 2021.
During the three months ended September 30, 2021 and 2020, the Company recorded $2.6 million and $2.1 million, respectively in interest expense on the senior secured notes, of which $0.7 million and $0.7 million, respectively, was non-cash
interest expense associated with the amortization of the debt discount and debt issue costs. During the nine months ended September 30, 2021 and 2020, the Company recorded $7.2 million and $5.0 million, respectively, in interest expense on the senior secured notes, of which $2.0 million and $1.5 million, respectively, was non-cash
interest expense associated with the amortization of the debt discount and issue costs. The Company did not make any cash interest payments during the three and nine months ended September 30, 2021 and 2020.
Pursuant to the indenture governing the senior secured notes, Old Clarus agreed to maintain cash and cash equivalents in an amount of not less than $10.0 million, calculated as of the last day of each calendar month, commencing on March 31, 2020. As of December 31, 2020, Old Clarus’ cash and cash equivalents were less than $10.0 million, resulting in a default under the indenture and the negotiation of a forbearance agreement, as noted below. In connection with the Merger, the indenture was amended to require the Company to maintain a balance of not less than $8.0 million in cash and cash equivalents, calculated as of the last day of each calendar month.
The Company has classified the full carrying value of $40.3 million related to the senior secured notes as a current liability within the September 30, 2021 balance sheet as, if the Company is unable to obtain funding or generate operating cash flow, the Company does not expect that it will be in compliance with the covenants under the senior secured notes within one year of the balance sheet date. Refer to Note 1 for further disclosure related to the Company’s assessment of the ability to operate as a going concern as of September 30, 2021.
Forbearance Agreement
On March 17, 2021, Old Clarus entered into a forbearance agreement with noteholders in relation to the senior secured notes. Old Clarus was unable to and did not pay interest of $3.1 million due on March 1, 2021. As of March 31, 2021, Old Clarus entered into default on its senior secured notes, and in accordance with the terms of the senior secured notes, the interest increased to 14.5%.
Under the forbearance agreement, in exchange for the investors’ agreement not to exercise their rights to retrieve the funds owed, Old Clarus was required to maintain cash and cash equivalents of at least $2.5 million amongst other financial budgeting and reporting requirements until consummation of the Business Combination. Under the forbearance agreement, the forbearance period would not be terminated provided that Old Clarus, amongst other things, executed the Merger Agreement and provided financial reporting requirements by April 27, 2021.
Forbearance Extension
In August 2021, Old Clarus entered into forbearance extensions with the noteholders in relation to the senior secured notes. The latest forbearance extension, entered into on August 26, 2021, extended the forbearance period through September 9, 2021, the Closing Date of the Merger.
On September 28, 2021, the Company entered into a supplemental indenture with the noteholders in relation to the senior secured notes. The supplemental indenture extended the due date of the $3.9 million interest payment due September 1, 2021 to March 1, 2022, and further accrues interest on the past interest due amount at a rate of 18.5% per annum beginning on September 1, 2021 until paid.
PIK Note
In May 2021, Old Clarus entered into a
payment-in-kind,
or PIK, note (the “PIK Note”), in relation to its missed interest payment (which was due in March 2021) on its senior secured notes, pursuant to which Old Clarus borrowed an aggregate of $3.1 million from senior secured noteholders, to be included in the principal senior secured notes balance. The PIK Note accrues interest at a rate of 14.5%, compounded daily. Pursuant to the PIK Note, on February 1, 2023 the Company is required to make a payment of principal in the amount of $3.1 million, plus accrued and unpaid interest in respect of such principal.
Indenture Note
In June 2021, Old Clarus entered into the Indenture Note (the “Indenture Note”), pursuant to which it borrowed an aggregate of $5.0 million from senior secured noteholders, to be included in the principal senior secured notes balance. The Indenture Note accrues interest at a rate of 14.5%, compounded daily, and was repaid with the Company’s common stock upon the closing of the Merger.
Second Indenture Note
In July 2021, Old Clarus entered into an additional note purchase agreement (the “Second Indenture Note”) pursuant to which it borrowed an aggregate of $3.6 million from senior secured noteholders. The outstanding balance under the Second Indenture Note accrues interest at a rate of 14.5%, compounded daily, and was repaid with the Company’s common stock upon the closing of the Merger.
PPP Loan
In March of 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted to, among other provisions, provide emergency assistance for individuals, families and businesses affected by the
COVID-19
pandemic. The CARES Act includes a Paycheck Protection Program (“PPP”) administered through the Small Business Association (“SBA”). Under the PPP, beginning April 3, 2020, small businesses and other entities and individuals could apply for loans from existing SBA lenders and other approved regulated lenders that enroll in the program, subject to numerous limitations and eligibility criteria.
In April of 2020, Old Clarus received an unsecured loan of $0.5 million from the SBA. After considering further guidance issued by the SBA, Old Clarus elected to repay the loan in full in May of 2020 with no interest due under safe harbor provisions of the CARES Act.

7. Debt
Convertible Notes
From 2016 to 2020, the Company issued several convertible notes (the “Convertible Notes”) pursuant to which the Company borrowed an aggregate of $61.3 million from existing investors and related parties. All Convertible Notes accrue interest at a rate of 8% compounded daily and have a maturity date of March 1, 2025.
The Company had the following convertible notes outstanding as of December 31, 2020 (in thousands):

Issuance Year	Aggregate Borrowing Amount
2016	$18,000
2017	14,000
2018	9,300
2019	18,389
2020	1,611

Total	$61,300

The Convertible Notes contain various conversion features. Upon the occurrence of a qualified financing, the Convertible Notes plus accrued interest mandatorily converts, to shares issued in the qualified financing, as defined in the notes, at a 20% discount, or into shares of Series D Preferred Stock at the Series D Price of $4.50 per share. Upon the occurrence of a non-qualified
financing, the noteholders have the option to convert at the same terms as described above for a qualified financing. At maturity, the noteholders also have an option to convert at the terms described above for a qualified or non-qualified
financing. If the Company completes a strategic transaction and the Convertible Notes have not been previously converted, noteholders will automatically receive an acquisition premium of the greater of a) the sum of (i) 1.5 times the principal amount of the Convertible Notes and (ii) accrued and unpaid interest thereon, or b) the amount that would have been payable to the noteholders if such notes had been converted to shares of Series D Preferred Stock at the Series D price immediately prior to the close of such strategic transaction.
The Company determined that the acquisition premium and the qualified and non-qualified
financing conversion features were embedded derivative instruments requiring bifurcation as separate liabilities with a corresponding debt discount (see Note 3,
Fair Value Measurements
). The debt discount was amortized to interest expense using the effective interest rate method over the term of the Convertible Notes.
During the year ended December 31, 2020, pursuant to the executed amendment of the Convertible Notes, the Company and certain lenders agreed to extend or further extend the maturity dates of the Convertible Notes to March 1, 2025. The amendment only modified the maturity date, no other terms, and accordingly was deemed administrative in nature as it was not intended to change any of the economic terms between parties. As such the extension of the maturity dates was deemed to be a modification of the Convertible Notes and modification accounting was applied. The Company calculated the remaining debt discount for each of the Convertible Notes and adjusted the effective interest rate to amortize the remaining debt discount over the adjusted remaining life of the Convertible Notes.
The carrying value of the Company’s Convertible Notes is as follows (in thousands):

	December 31,
	2020	2019
Principal amount	$61,300	$59,689
Accrued and unpaid interest	17,287	11,230
Unamortized debt discount	(676)	—

Total	$77,911	$70,919

The Company recognized interest expense of $6.1 million and $4.5 million during the years ended December 31, 2020 and 2019, respectively.

Senior Secured Notes
The carrying value of the Company’s senior secured notes is as follows (in thousands):

December 31, 2020
Principal amount	$50,000
Accrued and unpaid interest	1,278
Unamortized debt discount	(9,376)

Total	$41,902

On March 12, 2020, the Company issued and sold senior secured notes to certain lenders not related to the Company. The aggregate principal amount of the senior secured notes was $50.0 million and the Company received $42.7 million in net proceeds after deducting transaction expenses of $4.4 million and prepaid interest of $2.9 million. The senior secured notes bear interest at 12.5% and specify semiannual payments on March 1 and September 1 and have a maturity date of March 1, 2025. The first two years provide for interest-only payments and the final three years amortize the principal balance at $15.0 million, $15.0 million and $20.0 million, respectively. The senior secured notes are governed by an indenture, dated as of March 12, 2020, between the Company and the investors. The interest rate will increase to 14.50% for overdue installments in the event of default. In addition to liquidation preference, the senior secured notes contain a lien on all assets of the Company.
Future principal payments of the senior secured notes are as follows (in thousands):

Years ending December 31,	Amount
2021	$—
2022	7,500
2023	15,000
2024	17,500
2025	10,000

Total	$50,000

The senior secured notes also have a detachable royalty feature under which the lenders receive a royalty of 0.56% to 1.67% on net sales beginning in 2021, with the royalty obligation continuing until the lenders receive total royalty payments of approximately $24.2 million. The value assigned to royalty rights is recorded as a debt discount to the Notes and is amortized to interest expense over the life of the notes. The royalty obligation had a fair value of $7.9 million at issuance in March of 2020. The lenders have a security interest in the assets and intellectual property of the Company. Since the royalty rights are tied to Clarus’ net sales of JATENZO, such royalty rights are not subject to treatment as a derivative instrument and thus do not need to be periodically measured and marked to market. Proceeds were used to finance the commercial launch of JATENZO. Refer to the section below for the accounting treatment of the royalty obligation.
In connection with the senior secured notes, the Company entered into an indenture stating that the Company would maintain cash and cash equivalents in the amount of at least $10.0 million as of the last day of each calendar month, commencing on March 31, 2020. As of December 31, 2020, the Company was unable to maintain cash and cash equivalents of $10.0 million, and such breach of the indenture resulted in a default and the negotiation of a forbearance agreement noted below.

Forbearance Agreement
On March 17, 2021, the Company entered into a forbearance agreement with noteholders in relation to the senior secured notes. The Company was unable to and did not pay interest of $3.1 million due on March 1, 2021. If the Company is unable to secure the funds to repay its debt as of March 31, 2021, all investors have the right to exercise all remedies available under the indenture to receive the funds due.
Under the forbearance agreement, in exchange for the investors’ agreement not to exercise their rights to retrieve the funds owed, the Company was required to maintain cash and cash equivalents of at least $2.5 million amongst other financial budgeting and reporting requirements until consummation of the Business Combination. Under the forbearance agreement, the forbearance period would automatically terminate if certain conditions, including the execution of the merger agreement, did not occur on or prior to April 15, 2021 (see Note 15,
Subsequent Events
). The noteholders have also agreed to provide additional capital under certain circumstances to the Company for operations up to $10.0 million until such time of the proposed business combination transaction.
On April 14, 2021, the Company entered into a written consent to update the terms of its forbearance agreement. Per the written consent, the forbearance period would not be terminated on April 15, 2021, provided that the Company, amongst other things, executed the merger agreement and provided financial reporting requirements by April 27, 2021.
Royalty Obligation
The Company periodically assesses the estimated royalty payments related to the senior secured notes to the lender and to the extent such payments are greater or less than its initial estimates or the timing of such payments is materially different than its original estimates, the Company will prospectively adjust the accretion of interest on the royalty obligation. There are a number of factors that could materially affect the amount and the timing of royalty payments, most of which are not within the Company’s control. Such factors include, but are not limited to, the rate of JATENZO prescriptions, the number of doses administered, the introduction of competing products, manufacturing or other delays, patent protection, adverse events that result in governmental health authority-imposed restrictions on the use of the drug products, and sales never achieving forecasted numbers, which would result in reduced royalty payments and reduced non-cash
interest expense over the life of the royalty obligation. To the extent future royalties result in an amount less than the liability, the Company is not obligated to fund any such shortfall.
The Company records estimated royalties due for the current period in accrued other expenses until the payment is received from the customer, at which time the Company then remits payment to the lenders. In order to determine the accretion of the royalty obligation, the Company is required to estimate the total amount of future royalty payments to be received and submitted to the lenders. The sum of these amounts less the proceeds the Company received will be recorded as interest expense over the life of the royalty obligation. As of December 31, 2020, the Company’s estimate of its total interest expense resulted in an annual effective interest rate of approximately 32.3%.

The following table shows the activity of the royalty obligation since the transaction inception through December 31, 2020:

December 31, 2020
Value assigned to royalty obligation at inception	$7,211
Non-cash interest expense recognized	2,051

Royalty obligation — ending balance	$9,262

PPP Loan
In March of 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted to, among other provisions, provide emergency assistance for individuals, families and businesses affected by the
COVID-19
pandemic. The CARES Act includes a Paycheck Protection Program (“PPP”) administered through the Small Business Association (“SBA”). Under the PPP, beginning April 3, 2020, small businesses and other entities and individuals could apply for loans from existing SBA lenders and other approved regulated lenders that enroll in the program, subject to numerous limitations and eligibility criteria.
In April of 2020, the Company received an unsecured loan of $0.5 million from the SBA. After considering further guidance issued by SBA, the Company elected to repay the loan in full in May of 2020 with no interest due under safe harbor provisions of the CARES Act.